FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2022

HIGH WIRE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53461	81-5055489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North Lincoln Street

Batavia, IL 60510

(Address of Principal Executive Offices)

(952) 974-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HWNI	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 18, 2022, High Wire Networks, Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with several accredited investors (the “Investors”) for the offering, sale, and issuance (the “Offering”) by the Company of an aggregate of 80,000,000 shares of its common stock, $0.00001 par value (the “Common Stock”) at a price per share of $0.075. Gross proceeds in the offering are $6,000,000.

The Company intends to use the proceeds from the Offering to retire outstanding convertible debt, for working capital, and other general corporate purposes.

The Common Stock issued in the Offering has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and is instead being offered pursuant to the exemption provided in Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, based on the Investors being “accredited investors” within the meaning of said Regulation D. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares shall contain a legend stating the same.

The foregoing description of the Securities Purchase Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2022

HIGH WIRE NETWORKS, INC.

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Chief Executive Officer

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